                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                             TO TENDER FOR EXCHANGE
                   OUTSTANDING 10 1/8% SENIOR NOTES DUE 2009
                                       OF

                                SWIFT & COMPANY
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED            , 2002

     As set forth in the Prospectus, dated           , 2002 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Swift & Company (the "Company") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to Tender 10 1/8% Senior Notes due 2009 of the Company, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 10 1/8% Senior Notes due 2009 (the "Old Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
                                   EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:




                      By Hand:                                               By Certified Mail:



                The Bank of New York                                        The Bank of New York



           Trust Company of Florida, N.A.                              Trust Company of Florida, N.A.



             Corporate Trust Operations                                  Corporate Trust Operations



                 Reorganization Unit                                         Reorganization Unit



            101 Barclay Street -- 7 East                                101 Barclay Street -- 7 East



              New York, New York 10286                                    New York, New York 10286



                Attn: William Buckley                                       Attn: William Buckley



                 Phone: 212-815-5788                                         Phone: 212-815-5788



                  Fax: 212-298-1915                                           Fax: 212-298-1915

                                 By Facsimile:
                                  212-298-1915

                             Confirm by Telephone:
                                  212-815-5788

                             ---------------------

    Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR
       TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 P.M., New York City time, on           , 2002, unless extended.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

---------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF OLD NOTES TENDERED
---------------------------------------------------------------------------------------------------------
Certificate Number(s) (if known)
of Old Notes or Account Number at  Aggregate Principal Amount Represented         Principal Amount
     the Book-Entry Facility                    by Old Notes                          Tendered
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------



                                    Total:                                  Total:
---------------------------------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE

  Signatures(s): ---------------------------       Name(s): ---------------------------------

  Address: ---------------------------------       Capacity (full title), if signing in a
                  (Zip Code)                       representative capacity: ----------------

  Area Code and Telephone Number: -----------------------------------------------------------

                                                   Taxpayer Identification or Social
  Dated: -----------------------------------       Security Number: -------------------------

--------------------------------------------------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                   (Not to be used for signature guarantees)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.: ---------------------------------------------------

Authorized Signature: ----------------------------------------------------------

Name: --------------------------------------------------------------------------

Title: -------------------------------------------------------------------------

Dated: -------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

                                        3